SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 N. Financial Drive Fresno, California	93720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (559) 298-1775

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(a)  Financial statement information regarding the merger after close of business on November 12, 2008, when Central Valley Community Bancorp and Service 1st Bancorp, headquartered in Tracy, California completed the merger under which Service 1st Bancorp merged with and into Central Valley Community Bancorp, and the Service 1st Bancorp subsidiary, Service 1st Bank, with branches in Tracy, Stockton and Lodi, merged with and into Central Valley Community Bancorp’s subsidiary, Central Valley Community Bank.

(d)                           Exhibits

99.1 Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: January 29, 2009	By: /s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements.